                                                                  EXHIBIT 99.1


                                     BOATMEN'S NATIONAL BANK OF ST. LOUIS                                              PAGE 1
                           MONTHLY SERVICING REPORT -- BOATMEN'S AUTO TRUST 1995-A
                                     JULY 1, 1996 THROUGH JULY 31, 1996


A. ORIGINAL DEAL PARAMETER INPUTS
- ---------------------------------
(A) Total Portfolio Balance                                                           $303,441,223.00
(B) Class A-1 Notes
    (i)   Class A-1 Notes Percentage                                                            28.11%
    (ii)  Class A-1 Notes Balance                                                      $85,300,000.00
    (iii) Class A-1 Notes Rate                                                                 5.7725%
(C) Class A-2 Notes
    (i)   Class A-2 Notes Percentage                                                            34.41%
    (ii)  Class A-2 Notes Balance                                                     $104,427,000.00
    (iii) Class A-2 Notes Rate                                                                   5.90%
(D) Class A-3 Notes
    (i)   Class A-3 Notes Percentage                                                            33.47%
    (ii)  Class A-3 Notes Balance                                                     $101,576,574.00
    (iii) Class A-3 Notes Rate                                                                   6.10%
(E) Class B Certificates
    (i)   Class B Certificates Percentage                                                        4.00%
    (ii)  Class B Certificates Balance                                                 $12,137,649.00
    (iii) Class B Certificates Rate                                                              6.35%
(F) Servicing Fee Rate                                                                           1.00%
(G) Weighted Average Coupon (WAC)                                                                8.51%
(H) Weighted Average Original Maturity (WAOM)                                                   54.09  months
(I) Weighted Average Remaining Maturity (WAM)                                                   42.79  months
(J) Number of Receivables                                                                      32,378
(K) Reserve Account
    (i)   Reserve Account Initial Deposit Percentage                                             2.00%
    (ii)  Reserve Account Initial Deposit                                               $6,068,825.00
    (iii) Specified Reserve Account Balance (K(iii)(c) if 1.25% loss and delinq triggers hit - otherwise greater of K(iii)(a or b))
          (a) Percent of Initial Pool Balance                                                    2.00%
          (b) Percent of Remaining Pool Balance                                                  3.25%
          (c) Trigger Percent of Remaining Pool Balance                                          6.00%

B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
- ------------------------------------------------
(A) Total Portfolio Balance                                                           $191,195,652.98
(B) Total Note and Certificate Pool Factor                                                  0.6300912
(C) Class A-1 Notes
    (i)  Class A-1 Notes Balance                                                                $0.00
    (ii) Class A-1 Notes Pool Factor                                                        0.0000000
(D) Class A-2 Notes
    (i)  Class A-2 Notes Balance                                                       $77,481,429.98
    (ii) Class A-2 Notes Pool Factor                                                        0.7419674
(E) Class A-3 Notes
    (i)  Class A-3 Notes Balance                                                      $101,576,574.00
    (ii) Class A-3 Notes Pool Factor                                                        1.0000000
(F) Class B Certificates
    (i)  Class B Certificates Balance                                                  $12,137,649.00
    (ii) Class B Certificates Pool Factor                                                   1.0000000
(G) Reserve Account Balance                                                             $6,213,858.72
(H) Cumulative Net Losses for All Prior Periods                                           $773,136.94
(I) Net Loss Ratio for Second Preceding Period                                                   0.69%
(J) Net Loss Ratio for Preceding Period                                                          0.32%
(K) Delinquency Ratio for Second Preceding Period                                                0.26%
(L) Delinquency Ratio for Preceding Period                                                       0.27%
(M) Weighted Average Coupon (WAC)                                                                8.53%
(N) Weighted Average Remaining Maturity (WAM)                                                   35.04  months
(O) Number of Receivables                                                                      26,012

                                    5


                                     BOATMEN'S NATIONAL BANK OF ST. LOUIS                                              PAGE 2
                           MONTHLY SERVICING REPORT -- BOATMEN'S AUTO TRUST 1995-A
                                     JULY 1, 1996 THROUGH JULY 31, 1996


C. INPUTS FROM THE MAINFRAME
- ----------------------------

(A) Simple Interest Receivables Principal
    (i)   Principal Collections                                                        $11,048,643.33
    (ii)  Prepayments in Full                                                                    0.00
    (iii) Repurchased Loan Proceeds Related to Principal                                         0.00
    (iv)  Other Refunds Related to Principal                                                     0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections                                                           1,418,999.90
    (ii)  Repurchased Loan Proceeds Related to Interest                                          0.00
(C) Weighted Average Coupon (WAC)                                                                8.53%
(D) Weighted Average Remaining Maturity (WAM)                                                   34.27  months
(E) Remaining Number of Receivables                                                            25,176
(F) Delinquent Receivables
                                                Dollar Amount                                  #  Units
                                                -------------                                  --------
    (i)   30-59 Days Delinquent                    1,731,518                   0.96%              219              0.87%
    (ii)  60-89 Days Delinquent                      398,851                   0.22%               50              0.20%

    (iii) 90 Days or More Delinquent                 166,500                   0.09%               21              0.08%


(G) Repossessions
                                                Dollar Amount                                  #  Units
                                                -------------                                  --------
                                                     173,850                   0.10%               18              0.07%


D. INPUTS DERIVED FROM OTHER SOURCES
- ------------------------------------

(A) Reserve Account Investment Income                                                      $31,006.38
(B) Aggregate Net Losses before Liquidation Proceeds and Recoveries
    for Collection Period                                                                  137,707.67
(C) Liquidated Receivables Information
    (i)   Liquidation Proceeds Related to Principal                                              0.00
    (ii)  Liquidation Proceeds Related to Interest                                               0.00
    (iii) Recoveries on Previously Liquidated Contracts                                     79,297.15
(D) Aggregate Net Losses for Collection Period                                              58,410.52
(E) Actual Number of Days in Interest Period                                                    31.00

I. COLLECTIONS
- --------------
Interest:
(A) Interest Collections                                                                $1,418,999.90
(B) Liquidation Proceeds Related to Interest                                                     0.00
(C) Repurchased Loan Proceeds Related to Interest                                                0.00
(D) Recoveries from Prior Month Charge Offs                                                 79,297.15
(E) Investment Earnings from the Reserve Account                                            31,006.38
(F) Total Interest Collections                                                           1,529,303.43

Principal:
(G) Principal Payments Received                                                        $11,048,643.33
(H) Liquidation Proceeds Related to Principal                                                    0.00
(I) Repurchased Loan Proceeds Related to Principal                                               0.00
(J) Other Refunds Related to Principal                                                           0.00
(K) Total Principal Collections                                                         11,048,643.33

(L) Total Collections                                                                  $12,577,946.76

II. DISTRIBUTIONS                                                                                           Per $1,000 of
- -----------------                                                                                        Original Balance
                                                                                                         ----------------
(A) Total Interest Collections                                                          $1,529,303.43
(B) Servicing Fee                                                                         $159,329.71                0.53

Interest                                                                                                    Per $1,000 of
(C) Class A-1 Notes Monthly Interest                                                                     Original Balance
                                                                                                         ----------------
    (i)   Class A-1 Notes Monthly Interest Due                                                  $0.00                   0
    (ii)  Class A-1 Notes Monthly Interest Paid (after reserve fund draw)                        0.00                   0
                                                                                      ---------------
    (iii) Class A-1 Notes Monthly Interest Shortfall (after reserve fund draw)                  $0.00                   0
(D) Class A-2 Notes Monthly Interest
    (i)   Class A-2 Notes Monthly Interest Due                                            $380,950.36         3.648006397
    (ii)  Class A-2 Notes Monthly Interest Paid (after reserve fund draw)                  380,950.36         3.648006397
                                                                                      ---------------
    (iii) Class A-2 Notes Monthly Interest Shortfall (after reserve fund draw)                  $0.00                   0

                                    6

                                     BOATMEN'S NATIONAL BANK OF ST. LOUIS                                              PAGE 3
                           MONTHLY SERVICING REPORT -- BOATMEN'S AUTO TRUST 1995-A
                                     JULY 1, 1996 THROUGH JULY 31, 1996


(E) Class A-3 Notes Monthly Interest
    (i)   Class A-3 Notes Monthly Interest Due                                            $516,347.58         5.083333333
    (ii)  Class A-3 Notes Monthly Interest Paid (after reserve fund draw)                  516,347.58         5.083333333
                                                                                      ---------------
    (iii) Class A-3 Notes Monthly Interest Shortfall (after reserve fund draw)                  $0.00                   0
(F) Class B Certificates Monthly Interest
    (i)   Class B Certificates Monthly Interest Due                                        $64,228.39         5.291666667
    (ii)  Class B Certificates Monthly Interest Paid (after reserve fund draw)              64,228.39         5.291666667
                                                                                      ---------------
    (iii) Class B Certificates Monthly Interest Shortfall (after reserve fund draw)             $0.00                   0
(G) Total Note and Certificate Interest Paid (after reserve fund draw)                    $961,526.34
(H) Excess Interest                                                                       $408,447.38

Principal
(I) Total Principal Collections                                                        $11,048,643.33
(J) Draw on Reserve Fund for realized losses                                               137,707.67
(K) Total Amount Available for Principal Distribution                                  $11,186,351.00       Per $1,000 of
(L) Class A-1 Notes Monthly Principal                                                                    Original Balance
                                                                                                         ----------------
    (i)   Class A-1 Notes Monthly Principal Due                                                  0.00                   0
    (ii)  Class A-1 Notes Monthly Principal Paid (after reserve fund draw)                       0.00                   0
                                                                                      ---------------
    (iii) Class A-1 Notes Monthly Principal Shortfall (after reserve fund draw)                  0.00                   0
(M) Class A-2 Notes Monthly Principal
    (i)   Class A-2 Notes Monthly Principal Due                                         11,186,351.00         107.1212522
    (ii)  Class A-2 Notes Monthly Principal Paid (after reserve fund draw)              11,186,351.00         107.1212522
                                                                                      ---------------
    (iii) Class A-2 Notes Monthly Principal Shortfall (after reserve fund draw)                  0.00                   0
(N) Class A-3 Notes Monthly Principal
    (i)   Class A-3 Notes Monthly Principal Due                                                  0.00                   0
    (ii)  Class A-3 Notes Monthly Principal Paid (after reserve fund draw)                       0.00                   0
                                                                                      ---------------
    (iii) Class A-3 Notes Monthly Principal Shortfall (after reserve fund draw)                  0.00                   0
(O) Class B Certificates Monthly Principal
    (i)   Class B Certificates Monthly Principal Due                                             0.00                   0
    (ii)  Class B Certificates Monthly Principal Paid (after reserve fund draw)                  0.00                   0
                                                                                      ---------------
    (iii) Class B Certificates Monthly Principal Shortfall (after reserve
          fund draw)                                                                             0.00                   0
(P) Total Note and Certificate Principal Paid                                           11,186,351.00
(Q) Total Distributions                                                                 12,307,207.05
(R) Excess Servicing Releases from Reserve Account to Servicer                             270,739.71
(S) Amount of Draw from Reserve Account                                                    137,707.67
(T) Draw from Reserve Account plus Total Available Amount                               12,715,654.43

III. POOL BALANCES AND PORTFOLIO INFORMATION
- --------------------------------------------
                                                                  Beginning                        End
                                                                  of Period                     of Period
                                                              -----------------             -----------------
(A) Balances and Principal Factors
    (i)    Total Portfolio Balance                             $191,195,652.98               $180,009,301.98
    (ii)   Total Note  and  Certificate Pool Factor                  0.6300912                     0.5932263
    (iii)  Class A-1 Notes Balance                                        0.00                          0.00
    (iv)   Class A-1 Notes Pool Factor                               0.0000000                     0.0000000
    (v)    Class A-2 Notes Balance                               77,481,429.98                 66,295,078.98
    (vi)   Class A-2 Notes Pool Factor                               0.7419674                     0.6348462
    (vii)  Class A-3 Notes Balance                              101,576,574.00                101,576,574.00
    (viii) Class A-3 Notes Pool Factor                               1.0000000                     1.0000000
    (ix)   Class B Certificates Balance                          12,137,649.00                 12,137,649.00
    (x)    Class B Certificate Pool Factor                           1.0000000                     1.0000000
(B) Portfolio Information
    (i)   Weighted Average Coupon (WAC)                                   8.53%                         8.53%
    (ii)  Weighted Average Remaining Maturity (WAM)                      35.04 months                  34.27 months
    (iii) Remaining Number of Receivables                               26,012                        25,176
    (iv)  Portfolio Receivable Balance                         $191,195,652.98               $180,009,301.98

IV. RECONCILIATION OF RESERVE ACCOUNT
- -------------------------------------

(A) Beginning Reserve Account Balance                                                                       $6,213,858.72
(B) Draw for Realized losses                                                                                   137,707.67
(C) Draw for Servicing Fee                                                                                           0.00
(D) Draw for Class A-1 Notes Interest Amount                                                                         0.00
(E) Draw for Class A-2 Notes Interest Amount                                                                         0.00
(F) Draw for Class A-3 Notes Interest Amount                                                                         0.00
(G) Draw for Class B Certificates Interest Amount                                                                    0.00
(H) Total Draw for Losses, Servicing, Notes and Certificates                                                   137,707.67
(I) Excess Interest                                                                                            408,447.38
(J) Reserve Account Balance Prior to Release                                                                 6,484,598.43

                                    7

                                     BOATMEN'S NATIONAL BANK OF ST. LOUIS                                              PAGE 4
                           MONTHLY SERVICING REPORT -- BOATMEN'S AUTO TRUST 1995-A
                                     JULY 1, 1996 THROUGH JULY 31, 1996


(K) Reserve Account Required Amount                                                                        6,213,858.72

(L) Final Reserve Account Required Amount                                                                  6,213,858.72

(M) Reserve Account Release to Servicer                                                                      270,739.71

(N) Ending Reserve Account Balance                                                                         6,213,858.72

V. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
- --------------------------------------------

(A) Aggregate Net Losses before Liquidation Proceeds and Recoveries for Collection Period                   $137,707.67
(B) Liquidated Contracts
    (i)   Liquidation Proceeds Related to Principal                                                                0.00
    (ii)  Liquidation Proceeds Related to Interest                                                                 0.00
    (iii) Recoveries on Previously Liquidated Contracts                                                       79,297.15
(C) Aggregate Net Losses for Collection Period                                                                58,410.52
(D) Net Loss Ratio for Collection Period (annualized)                                                              0.38%
(E) Cumulative Net Losses for all Periods                                                                    831,547.46
(F) Delinquent Receivables
                                                     Dollar Amount                             #  Units
                                                     -------------                             --------
    (i)   30-59 Days Delinquent                         1,731,518              0.96%              219              0.87%
    (ii)  60-89 Days Delinquent                           398,851              0.22%               50              0.20%
    (iii) 90 Days or More Delinquent                      166,500              0.09%               21              0.08%

(G) Repossessions
                                                     Dollar Amount                             #  Units
                                                     -------------                             --------
                                                          173,850              0.10%               18              0.07%

VI. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
- -----------------------------------------------------------

(A) Ratio of Net Losses to the Average Pool Balance
    (i)   Second Preceding Collection Period                                                                       0.69%
    (ii)  Preceding Collection Period                                                                              0.32%
    (iii) Current Collection Period                                                                                0.38%
    (iv)  Three Month Average (Avg(i,ii,iii))                                                                      0.46%

(B) Ratio of Balance of Contracts Delinquent 60 Days or More to the Outstanding
    Balance of Receivables.
    (i)   Second Preceding Collection Period                                                                       0.26%
    (ii)  Preceding Collection Period                                                                              0.27%
    (iii) Current Collection Period                                                                                0.31%
    (iv)  Three Month Average (Avg(i,ii,iii))                                                                      0.28%

(C) Loss and Delinquency Trigger Indicator                                                           Trigger was not hit






The undersigned officers of The Boatmen's National Bank of St. Louis, as servicer, pursuant to the Sale and Servicing Agreement hereby certify to the best of their knowledge and belief that the above information is true and correct.





- --------------------------------------        --------------------------------
Richard E. Grimmer                            James D. Rudolphi
Senior Vice President and Controller          Vice President


                                    8